UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2021 (July 23, 2021)

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 West Maude Ave

Sunnyvale CA 94085

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 517-4710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PFPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 23, 2021, Proofpoint, Inc., a Delaware corporation (“Proofpoint”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2021, by and among Proofpoint, Proofpoint Holdings, LP (f/ka Project Kafka Parent, LLC and Proofpoint Parent, LLC), a Delaware limited partnership (“Parent”) and Project Kafka Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into Proofpoint (the “Merger”), with Proofpoint surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of funds advised by Thoma Bravo, L.P. (“Thoma Bravo”).

As of June 3, 2021, the record date for the Special Meeting, there were 57,627,801 shares of Proofpoint common stock, par value $0.0001 per share (“Common Stock”), outstanding, each of which was entitled to one (1) vote for each proposal at the Special Meeting. At the Special Meeting, a total of 36,176,772 shares of Common Stock, representing approximately 62.77% of the outstanding shares issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting the following proposals were considered:

(1)	the proposal to adopt the Merger Agreement;

(2)

the proposal to approve on an advisory (non-binding) basis, the compensation that may be paid or become payable to Proofpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement; and

(3)	the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement.

The proposals were approved by the requisite vote of Proofpoint’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see Proofpoint’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on June 14, 2021.

1. Proofpoint’s stockholders voted on a proposal to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions
36,067,401	20,744	88,627

2. Proofpoint’s stockholders voted on a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Proofpoint’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement:

Votes For	Votes Against	Abstentions
33,788,327	2,184,695	203,750

3. Proofpoint’s stockholders voted on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions
33,871,589	2,219,227	85,956

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various conditions, including (1) the absence of an order, injunction or law prohibiting the Merger, (2) receipt of certain government consents (3) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement, (4) compliance in all material respects with the other party’s obligations under the Merger Agreement and (5) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement. As of the date of this Current Report on Form 8-K, Proofpoint continues to expect to complete the Merger in the third quarter of 2021.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Proofpoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Proofpoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Proofpoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Proofpoint’s business and general economic conditions; (iii) Proofpoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Proofpoint’s business, including current plans and operations; (vii) the ability of Proofpoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Proofpoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Proofpoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Proofpoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Proofpoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Proofpoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Proofpoint’s financial condition, results of operations, or liquidity. Proofpoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2021

Proofpoint, Inc.

By:	/s/ Paul Auvil
Name:	Paul Auvil
Title:	Chief Financial Officer